SERVICE REQUEST                                                    EXHIBIT(e)(4)

PLATINUM
 Investor(R) FlexDirector(SM)
AIG AMERICAN GENERAL LIFE

--------------------------------------------------------------------------------
Platinum Investor FlexDirector --
Fixed Option
    .   Division 301 - AGL Declared Fixed Interest Account
Platinum Investor FlexDirector --
Variable Divisions
AIM Variable Insurance Funds
    .   Division 441 - AIM V.I. International Growth
    .   Division 442 - AIM V.I. Premier Equity
The Alger American Fund
    .   Division 444 - Alger American Leveraged AllCap
    .   Division 443 - Alger American MidCap Growth
American Century Variable Portfolios, Inc.
    .   Division 445 - VP Value
Credit Suisse Trust
    .   Division 446 - Small Cap Growth
Dreyfus Investment Portfolios
    .   Division 447 - MidCap Stock
Dreyfus Variable Investment Fund
    .   Division 449 - Developing Leaders
    .   Division 448 - Quality Bond
Fidelity Variable Insurance Products
    .   Division 453 - VIP Asset Manager
    .   Division 452 - VIP Contrafund
    .   Division 450 - VIP Equity-Income
    .   Division 451 - VIP Growth
    .   Division 454 - VIP Mid Cap
Franklin Templeton Variable Insurance Products Trust
    .   Division 457 - Franklin Templeton Foreign Securities
    .   Division 456 - Franklin Templeton Mutual Shares Securities
    .   Division 458 - Franklin Templeton Small Cap Value Securities
    .   Division 455 - Franklin Templeton U.S. Government
Janus Aspen Series
    .   Division 459 - International Growth
    .   Division 461 - Mid Cap Growth
    .   Division 460 - Worldwide Growth
J.P. Morgan Series Trust II
    .   Division 463 - JPMorgan Mid Cap Value
    .   Division 462 - JPMorgan Small Company
MFS Variable Insurance Trust
    .   Division 466 - MFS Capital Opportunities
    .   Division 464 - MFS Emerging Growth
    .   Division 467 - MFS New Discovery
    .   Division 465 - MFS Research
Neuberger Berman Advisers Management Trust
    .   Division 468 - Mid-Cap Growth
Oppenheimer Variable Account Funds
    .   Division 469 - Oppenheimer Balanced
    .   Division 470 - Oppenheimer Global Securities
PIMCO Variable Insurance Trust
    .   Division 472 - PIMCO Real Return
    .   Division 471 - PIMCO Short-Term
    .   Division 473 - PIMCO Total Return
Putnam Variable Trust
    .   Division 474 - Putnam VT Diversified Income
    .   Division 475 - Putnam VT Growth and Income
    .   Division 476 - Putnam VT Int'l Growth and Income
SunAmerica Series Trust
    .   Division 478 - Aggressive Growth
    .   Division 477 - SunAmerica Balanced
The Universal Institutional Funds, Inc.
    .   Division 479 - Equity Growth
    .   Division 480 - High Yield
VALIC Company I
    .   Division 481 - International Equities
    .   Division 482 - Mid Cap Index
    .   Division 483 - Money Market I
    .   Division 484 - Nasdaq-100 Index
    .   Division 487 - Science & Technology
    .   Division 486 - Small Cap Index
    .   Division 485 - Stock Index
Van Kampen Life Investment Trust
    .   Division 490 - Growth and Income
Vanguard Variable Insurance Fund
    .   Division 488 - High Yield Bond
    .   Division 489 - REIT Index

AGLC100910 Rev0305

[LOGO] AIG AMERICAN GENERAL                              Variable Universal Life
                                                       Insurance Service Request

                                            Complete and return this request to:
American General Life Insurance               Variable Universal Life Operations
Company ("AGL")                            PO Box 4880 . Houston, TX. 77210-4880
A member company of American            (800) 340-2765 or Hearing Impaired (TDD)
International Group, Inc.                   (888) 436-5258 . Fax: (713) 620-6653

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
[ ] POLICY              1.      POLICY #: ____________________________ Insured: ____________________________________________________
    IDENTIFICATION
COMPLETE THIS SECTION           Address: ____________________________________________________________________ New Address (yes) (no)
FOR ALL REQUESTS.
                                Primary Owner (If other than an insured): ____________________________________

                                Address: ____________________________________________________________________ New Address (yes) (no)

                                Primary Owner's S.S. No. or Tax I.D. No._____________________Phone Number:(    ) ________ - ________

                                Joint Owner (If applicable): ________________________________________________

                                Address: ____________________________________________________________________ New Address (yes) (no)
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[ ] NAME CHANGE         2.      Change Name Of: (Circle One) Insured  Owner  Payor  Beneficiary
Complete this section if
the name of one of the          Change Name From: (First, Middle, Last)             Change Name To: (First, Middle, Last)
Insured, Owner, Payor or
Beneficiary has changed.        ________________________________________________    ________________________________________________
(Please note, this does
not change the Insured,         Reason for Change: (Circle One)  Marriage  Divorce  Correction  Other (Attach copy of legal proof)
Owner, Payor or
Beneficiary designation).
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[ ] CHANGE IN           3.      INVESTMENT DIVISION                       PREM % DED %
    ALLOCATION                  (301) AGL Declared Fixed Interest Account ______ ______
    PERCENTAGES                 AIM Variable Insurance Funds
Use this section to             (441) AIM V.I. International Growth       ______ ______
indicate how premiums           (442) AIM V.I. Premier Equity             ______ ______
or monthly deductions           The Alger American Fund
are to be allocated.            (444) Alger American Leveraged AllCap     ______ ______
Total allocation in each        (443) Alger American MidCap Growth        ______ ______
column must equal 100%;         American Century Variable Portfolios, Inc.
whole numbers only.             (445) VP Value                            ______ ______
                                Credit Suisse Trust
                                (446) Small Cap Growth                    ______ ______
                                Dreyfus Investment Portfolios
                                (447) MidCap Stock                        ______ ______
                                Dreyfus Variable Investment Fund
                                (449) Developing Leaders                  ______ ______
                                (448) Quality Bond                        ______ ______
                                Fidelity Variable Insurance Products
                                (453) VIP Asset Manager                   ______ ______
                                (452) VIP Contrafund                      ______ ______
                                (450) VIP Equity-Income                   ______ ______
                                (451) VIP Growth                          ______ ______
                                (454) VIP Mid Cap                         ______ ______
                                Franklin Templeton Variable Insurance Products Trust
                                (457) FT Foreign Securities               ______ ______
                                (456) FT Mutual Shares Securities         ______ ______
                                (458) FT Small Cap Value Securities       ______ ______
                                (455) FT U.S. Government                  ______ ______
                                Janus Aspen Series
                                (459) International Growth                ______ ______
                                (461) Mid Cap Growth                      ______ ______
                                (460) Worldwide Growth                    ______ ______
                                J.P. Morgan Series Trust II
                                (463) JPMorgan Mid Cap Value              ______ ______
                                (462) JPMorgan Small Company              ______ ______
                                MFS Variable Insurance Trust
                                (466) MFS Capital Opportunities           ______ ______
                                (464) MFS Emerging Growth                 ______ ______
                                (467) MFS New Discovery                   ______ ______
                                (465) MFS Research                        ______ ______
                                Neuberger Berman Advisers
                                Management Trust
                                (468) Mid-Cap Growth                      ______ ______
                                Oppenheimer Variable Account Funds
                                (469) Oppenheimer Balanced                ______ ______
                                (470) Oppenheimer Global Securities       ______ ______
                                PIMCO Variable Insurance Trust
                                (472) PIMCO Real Return                   ______ ______
                                (471) PIMCO Short-Term                    ______ ______
                                (473) PIMCO Total Return                  ______ ______
                                Putnam Variable Trust
                                (474) Putnam VT Diversified Income        ______ ______
                                (475) Putnam VT Growth and Income         ______ ______
                                (476) Putnam VT Int'l Growth and Income   ______ ______
                                SunAmerica Series Trust
                                (478) Aggressive Growth                   ______ ______
                                (477) SunAmerica Balanced                 ______ ______
                                The Universal Institutional Funds, Inc.
                                (479) Equity Growth                       ______ ______
                                (480) High Yield                          ______ ______
                                VALIC Company I
                                (481) International Equities              ______ ______
                                (482) Mid Cap Index                       ______ ______
                                (483) Money Market I                      ______ ______
                                (484) Nasdaq-100 Index                    ______ ______
                                (487) Science & Technology                ______ ______
                                (486) Small Cap Index                     ______ ______
                                (485) Stock Index                         ______ ______
                                Van Kampen Life Investment Trust
                                (490) Growth and Income                   ______ ______
                                Vanguard Variable Insurance Fund
                                (488) High Yield Bond                     ______ ______
                                (489) REIT Index                          ______ ______
                                Other:_____________________               ______ ______
                                                                             100%   100%
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

AGLC100910 Rev0305                 PAGE 2 OF 5

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
[ ] MODE OF PREMIUM     4.      Indicate frequency and premium
    PAYMENT/BILLING             amount desired:                     $_________ Annual   $________ Semi-Annual   $________ Quarterly
    METHOD CHANGE
Use this section to change                                          $_________ Monthly (Bank Draft Only)
the billing frequency
and/or method of premium        Indicate billing method desired: _______ Direct Bill ______ Pre-Authorized Bank Draft
payment. Note, however,                                                                     (attach a Bank Draft Authorization Form
that AGL will not bill                                                                      and "Void" Check)
you on a direct monthly
basis. Refer to your            Start Date: ______/ ______/ ______
policy and its related
prospectus for further
information concerning
minimum premiums and
billing options.
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[ ] LOST POLICY         5.      I/we hereby certify that the policy of insurance for the listed policy has been _____ LOST
    CERTIFICATE                 _____ DESTROYED _____ OTHER.
Complete this section if
applying for a Certificate      Unless I/we have directed cancellation of the policy, I/we request that a:
of Insurance or duplicate
policy to replace a lost                ______ Certificate of Insurance at no charge
or misplaced policy. If a
full duplicate policy is                ______ Full duplicate policy at a charge of $25
being requested, a check
or money  order for $25         be issued to me/us. If the original policy is located, I/we will return the Certificate or duplicate
payable to AGL must be          policy to AGL for cancellation.
submitted with this request.
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[ ] DOLLAR COST         6.      Day of the month for transfers____________ (Chose a day of the month between 1-28)
    AVERAGING (DCA)             Frequency of transfers: ______ Monthly ______ Quarterly ______ Semi-Annually ______ Annually
    ($5,000 MINIMUM             DCA to be made from the following investment option: ________________________________________
    BEGINNING                   Transfer: $_____________________________ ($100 minimum, whole dollars only)
    ACCUMULATION
    VALUE)                      AIM Variable Insurance Funds
An amount can be                (441) AIM V.I. International Growth     $ ______
systematically transferred      (442) AIM V.I. Premier Equity           $ ______
from any one investment         The Alger American Fund
option and directed to one      (444) Alger American Leveraged AllCap   $ ______
or more of the investment       (443) Alger American MidCap Growth      $ ______
options below. The AGL          American Century Variable Portfolios, Inc.
Declared Fixed Interest         (445) VP Value                          $ ______
Account is not available        Credit Suisse Trust
for DCA. Please refer           (446) Small Cap Growth                  $ ______
to the prospectus for more      Dreyfus Investment Portfolios
information on the DCA option.  (447) MidCap Stock                      $ ______
                                Dreyfus Variable Investment Fund
NOTE: DCA is not available if   (449) Developing Leaders                $ ______
the Automatic Rebalancing       (448) Quality Bond                      $ ______
option has been chosen.         Fidelity Variable Insurance Products
                                (453) VIP Asset Manager                 $ ______
                                (452) VIP Contrafund                    $ ______
                                (450) VIP Equity-Income                 $ ______
                                (451) VIP Growth                        $ ______
                                (454) VIP Mid Cap                       $ ______
                                Franklin Templeton Variable Insurance Products
                                Trust
                                (457) FT Foreign Securities             $ ______
                                (456) FT Mutual Shares Securities       $ ______
                                (458) FT Small Cap Value Securities     $ ______
                                (455) FT U.S. Government                $ ______
                                Janus Aspen Series
                                (459) International Growth              $ ______
                                (461) Mid Cap Growth                    $ ______
                                (460) Worldwide Growth                  $ ______
                                J.P. Morgan Series Trust II
                                (463) JPMorgan Mid Cap Value            $ ______
                                (462) JPMorgan Small Company            $ ______
                                MFS Variable Insurance Trust
                                (466) MFS Capital Opportunities         $ ______
                                (464) MFS Emerging Growth               $ ______
                                (467) MFS New Discovery                 $ ______
                                (465) MFS Research                      $ ______
                                Neuberger Berman Advisers Management Trust
                                (468) Mid-Cap Growth                    $ ______
                                Oppenheimer Variable Account Funds
                                (469) Oppenheimer Balanced              $ ______
                                (470) Oppenheimer Global Securities     $ ______
                                PIMCO Variable Insurance Trust
                                (472) PIMCO Real Return                 $ ______
                                (471) PIMCO Short-Term                  $ ______
                                (473) PIMCO Total Return                $ ______
                                Putnam Variable Trust
                                (474) Putnam VT Diversified Income      $ ______
                                (475) Putnam VT Growth and Income       $ ______
                                (476) Putnam VT Int'l Growth and Income $ ______
                                SunAmerica Series Trust
                                (478) Aggressive Growth                 $ ______
                                (477) SunAmerica Balanced               $ ______
                                The Universal Institutional Funds, Inc.
                                (479) Equity Growth                     $ ______
                                (480) High Yield                        $ ______
                                VALIC Company I
                                (481) International Equities            $ ______
                                (482) Mid Cap Index                     $ ______
                                (483) Money Market I                    $ ______
                                (484) Nasdaq-100 Index                  $ ______
                                (487) Science & Technology              $ ______
                                (486) Small Cap Index                   $ ______
                                (485) Stock Index                       $ ______
                                Van Kampen Life Investment Trust
                                (490) Growth and Income                 $ ______
                                Vanguard Variable Insurance Fund
                                (488) High Yield Bond                   $ ______
                                (489) REIT Index                        $ ______
                                Other:___________________________       $ ______

                                ______ INITIAL HERE TO REVOKE DCA ELECTION.
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

AGLC100910 Rev0305                 PAGE 3 OF 5

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
[ ] AUTOMATIC           7.      Indicate frequency ______ Quarterly ______ Semi-Annually ______ Annually
    REBALANCING
($5,000 minimum accumulation                 (Division Name or Number)                            (Division Name or Number)
value) Use this section to      ______% : ____________________________________           ______% :__________________________________
apply for or make changes to    ______% : ____________________________________           ______% :__________________________________
Automatic Rebalancing of the    ______% : ____________________________________           ______% :__________________________________
variable divisions. Please      ______% : ____________________________________           ______% :__________________________________
refer to the prospectus for     ______% : ____________________________________           ______% :__________________________________
more information on the         ______% : ____________________________________           ______% :__________________________________
Automatic Rebalancing           ______% : ____________________________________           ______% :__________________________________
Option.                         ______% : ____________________________________           ______% :__________________________________
                                ______% : ____________________________________           ______% :__________________________________
Note: Automatic Rebalancing     ______% : ____________________________________           ______% :__________________________________
is not available if the         ______% : ____________________________________           ______% :__________________________________
Dollar Cost Averaging option
has been chosen.                ___________ INITIAL HERE TO REVOKE AUTOMATIC REBALANCING ELECTION.
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[ ] AUTHORIZATION       8.      I (or we, if Joint Owners) hereby authorize AGL to act on telephone instructions or e-service
    FOR TRANSACTIONS            instructions, if elected, to transfer values among the Variable Divisions and AGL Declared Fixed
Complete this section if        Interest Account and to change allocations for future premium payments and monthly deductions.
you are applying for or
revoking current telephone      Initial the designation you prefer:
or e-service privileges.
                                ______ Policy Owner(s) only -- If Joint Owners, either one acting independently.

                                ______ Policy Owner(s) or Agent/Registered Representative who is appointed to represent AGL and the firm authorized to service my policy.

                                AGL and any persons designated by this authorization will not be responsible for any claim, loss or expense based upon telephone instructions or e-service instructions received and acted on in good faith, including losses due to telephone instructions or e-service communication errors. AGL's liability for erroneous transfers and allocations, unless clearly contrary to instructions received, will be limited to correction of the allocations on a current basis. If an error, objection or other claim arises due to a telephone instruction or e-service instruction, I will notify AGL in writing within five working days from receipt of confirmation of the transaction from AGL. I understand that this authorization is subject to the terms and provisions of my variable universal life insurance policy and its related prospectus. This authorization will remain in effect until my written notice of its revocation is received by AGL in its home office.

                                        ______ INITIAL HERE TO REVOKE TELEPHONE PRIVILEGE AUTHORIZATION.
                                        ______ INITIAL HERE TO REVOKE E-SERVICE PRIVILEGE AUTHORIZATION.
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[ ] CORRECT AGE         9.      Name of Insured for whom this correction is submitted: ____________________________________
Use this section to
correct the age of any          Correct DOB: ________/________/________
person covered under this
policy. Proof of the
correct date of birth
must accompany this request.
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[ ] TRANSFER OF        10.                                          (Division Name or Number)          (Division Name or Number)
    ACCUMULATED
    VALUES                      Transfer $ ______ or ______% from _______________________________ to ______________________________.
Use this section if you
want to move money between      Transfer $ ______ or ______% from _______________________________ to ______________________________.
divisions. The minimum
amount for transfers is         Transfer $ ______ or ______% from _______________________________ to ______________________________.
$500.00. Withdrawals from
the AGL Declared Fixed          Transfer $ ______ or ______% from _______________________________ to ______________________________.
Interest Account to a
Variable Division may only      Transfer $ ______ or ______% from _______________________________ to ______________________________.
be made within the 60 days
after a contract anniversary.   Transfer $ ______ or ______% from _______________________________ to ______________________________.
See transfer limitations
outlined in prospectus. If a    Transfer $ ______ or ______% from _______________________________ to ______________________________.
transfer causes the balance
in any division to drop below   Transfer $ ______ or ______% from _______________________________ to ______________________________.
$500, AGL reserves the right
to transfer the remaining       Transfer $ ______ or ______% from _______________________________ to ______________________________.
balance. Amounts to be
transferred should be           Transfer $ ______ or ______% from _______________________________ to ______________________________.
indicated in dollar or
percentage amounts,
maintaining consistency
throughout.
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

AGLC100910 Rev0305                 PAGE 4 OF 5

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
[ ] REQUEST FOR        11.      ________ I request a partial surrender of $ _________ or _________% of the net cash surrender value.
    PARTIAL SURRENDER/
    POLICY LOAN                 ________ I request a loan in the amount of $ ____________.
Use this section to apply
for a partial surrender         ________ I request the maximum loan amount available from my policy.
from or policy loan against
policy values. For detailed     Unless you direct otherwise below, proceeds are allocated according to the deduction allocation
information concerning          percentages in effect, if available; otherwise they are taken pro-rata from the AGL Declared Fixed
these two options please        Interest Account and Variable Divisions in use.
refer to your policy and
its related prospectus.         ____________________________________________________________________________________________________
If applying for a partial
surrender, be sure to           ____________________________________________________________________________________________________
complete the Notice of
Withholding section of this     ____________________________________________________________________________________________________
Service Request in addition
to this section.
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[ ] NOTICE OF          12.      The taxable portion of the distribution you receive from your variable universal life insurance
    WITHHOLDING                 policy is subject to federal income tax withholding unless you elect not to have withholding apply.
Complete this section if        Withholding of state income tax may also be required by your state of residence. You may elect not
you have applied for a          to have withholding apply by checking the appropriate box below. If you elect not to have
partial surrender in            withholding apply to your distribution or if you do not have enough income tax withheld, you may be
Section 11.                     responsible for payment of estimated tax. You may incur penalties under the estimated tax rules, if your withholding and estimated tax are not sufficient.

                                Check one: ______ I do want income tax withheld from this distribution.

                                           ______ I do not want income tax withheld from this distribution.

                                If no election is made, we are REQUIRED to withhold Federal Income Tax (if applicable).
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[ ] AFFIRMATION/       13.      CERTIFICATION: Under penalties of perjury, I certify: (1) that the number shown on this form is my
    SIGNATURE                   correct taxpayer identification number and; (2) that I am not subject to backup withholding under
Complete this section for       Section 3406(a)(1)(c) of the Internal Revenue Code. The Internal Revenue Service does not require
ALL requests.                   your consent to any provision of this document other than the certification required to avoid backup withholding.


                                Dated at ______________________________ this ________ day of _________________________, ___________.
                                         (City, State)


                                X                                                   X
                                ------------------------------------------------    ------------------------------------------------
                                 SIGNATURE OF OWNER                                  SIGNATURE OF WITNESS


                                X                                                   X
                                ------------------------------------------------    ------------------------------------------------
                                 SIGNATURE OF JOINT OWNER                            SIGNATURE OF WITNESS


                                X                                                   X
                                ------------------------------------------------    ------------------------------------------------
                                 SIGNATURE OF ASSIGNEE
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

AGLC100910 Rev0305                 PAGE 5 OF 5